UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2009
Kellogg Company
(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of Principal executive offices, including Zip Code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 18, 2009, Kellogg Company (the “Company”) priced an offering of 4.450% Senior Notes due 2016 (the “Notes”). In connection with such offering, the Company entered into an Underwriting Agreement, dated May 18, 2009 with J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters mentioned therein. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-159303) filed on May 18, 2009.
On May 19, 2009, the Company filed with the Securities and Exchange Commission a Prospectus Supplement dated May 18, 2009 in connection with the public offering of the Notes.
The Notes were issued on May 21, 2009 under an indenture, dated as of May 21, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by an Officers’ Certificate, dated May 21, 2009 (the “Officers’ Certificate”).
For a complete description of the terms and conditions of the Underwriting Agreement, the Notes and the Officers’ Certificate, please refer to the Prospectus Supplement and such documents, each of which is filed with this Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated May 18, 2009, by and among Kellogg Company, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc.

Exhibit 4.1	Form of Indenture between Kellogg Company and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3, Commission file number 333-159303.

Exhibit 4.2	Officers’ Certificate of Kellogg Company (with form of 4.450% Senior Note due May 30, 2016).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
/s/ Gary H. Pilnick
Date: May 21, 2009	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 18, 2009, by and among Kellogg Company, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc.

Exhibit 4.1	Form of Indenture between Kellogg Company and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3, Commission file number 333-159303.

Exhibit 4.2	Officers’ Certificate of Kellogg Company (with form of 4.450% Senior Note due May 30, 2016).